SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                           CURRENT REPORT PURSUANT TO
                             SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 16, 2007


                               SAPIENT CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                0-28074                                   04-3130648
       (Commission File Number)             (I.R.S. Employer Identification No.)


           25 First Street
            Cambridge, MA                                    02141
(Address of Principal Executive Offices)                   (Zip Code)


                                 (617) 621-0200
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2007, at the Annual Meeting of Stockholders of Sapient Corporation (the "Company"), the Company's stockholders approved an amendment of the Company's 1998 Stock Incentive Plan (the "Plan"), as previously approved by the Company's Board of Directors.

The amendment to the Plan:

     o extends the term of the Plan to the earlier of (i) the date on which the Plan has no underlying shares available for issuance; or (ii) March 29, 2012;

     o provides that any stock options granted under the Plan after March 24, 2008 be nonqualified stock options; and

     o allows cash bonuses to be granted that qualify for treatment as performance-based compensation under Section 162(m) of the U.S. Internal Revenue Code.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 22, 2007                                  SAPIENT CORPORATION
                                                           (Registrant)


                                                       By: /s/ Kyle A. Bettigole
                                                           ---------------------
                                                           Assistant Secretary